                                  Exhibit 10.10
                                  -------------

Employment Agreement between the Registrant and Neil A. Frederick dated October 16, 2000.

                                                                   EXHIBIT 10.10

                              EMPLOYMENT AGREEMENT
                              --------------------

         AGREEMENT, dated as of this 16th day of October, 2000, by and between BUSH INDUSTRIES, INC., a Delaware corporation having its principal place of business at One Mason Drive, Jamestown, New York 14702 (the "Company"), and Neil Alan Frederick, residing at 12 Westbury Court WE, Jamestown, New York, 14701 (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Company considers the maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its stockholders;

         WHEREAS, the Executive is currently employed by the Company in an executive capacity and has developed an intimate and thorough knowledge of certain aspects of the Company's business methods and operations;

         WHEREAS, the retention of the Executive's services for and on behalf of the Company is materially important to the preservation and enhancement of the value of the Company's business; and

         WHEREAS, the Company is desirous of continuing to employ the Executive and the Executive is willing to continue to serve in the employ of the Company in accordance with the terms and conditions hereinafter stated.

         NOW, THEREFORE, in consideration of the mutual premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby agree as follows:

     1.  Employment. The Company agrees to employ the Executive, and the
         ----------
Executive agrees to remain in the employ of the Company during the Term, as hereunder defined, of this Agreement, and in accordance with the terms and conditions set forth below.

     2.  Term of Agreement. The term (the "Term") of this Agreement shall
         -----------------
commence as of October 16, 2000, and shall terminate one day prior to the third anniversary of such date, unless sooner terminated in accordance with the terms and conditions hereinafter set forth or unless the Term is automatically extended as provided below. Upon the termination of the then current Term of this Agreement, the Term shall automatically be extended for an additional one-year period, unless the Company provides the Executive with written notice to the contrary at least sixty (60) days prior to such date that the Term would otherwise expire. In the event the Company provides such written notice of non-renewal to the Executive at least sixty (60) days prior to such date that the Term would otherwise expire, the Term hereof shall not be renewed, but the then current Term shall remain in effect until such date that the Term would otherwise have expired.

     3.  Position and Responsibilities. During the period of employment, the
         -----------------------------
Executive agrees to serve the Company and the Company agrees to employ the Executive in an executive capacity, with the title set forth on Exhibit A, attached hereto and incorporated herein by reference.

     4.  Compensation. For all services rendered by the Executive to or for the
         ------------
Company and its affiliates in all capacities during the Term, and for the undertakings as to Confidential Information and Competition set forth in Sections 7 and 8 below, the Executive shall be entitled to a base salary, participation in the Company's profit sharing or executive incentive plan as in effect as of the date hereof, participation in all Company health, welfare, pension and other employee benefit and fringe benefit plans (including insurance plans and vacation plans or policies) in which generally all other executives of the Company participate during the period of employment, subject in all events to any changes to the terms and conditions of such plans as in effect from time to time, and participation in other special allowance and bonus arrangements, generally made available to other executives of the Company, all of which are more specifically described and set forth on Exhibit B, attached hereto and incorporated herein by reference. In addition, and notwithstanding anything contained herein to the contrary, the Executive shall be entitled to such increases in compensation, as determined in accordance with and as set forth on Exhibit B.

     5.  Termination of Employment. Notwithstanding the provisions of Section 2
         -------------------------
hereto, the Executive's employment hereunder may be terminated prior to the expiration of then current Term, as follows:

         (a)      Termination by the Company for Good Cause or by the Executive.
                  -------------------------------------------------------------
                  (i) The Company may terminate the Executive's employment with the Company for good cause ("Good Cause"), as defined below, or the Employee may elect to terminate his employment with the Company for any reason upon sixty (60) days' prior written notice by the Executive to the Company.

                  (ii) For purposes of this Agreement, Good Cause shall mean (i) the substandard performance by the Employee of his duties hereunder (hereinafter "Termination for Substandard Performance"), (ii) the willful and intentional failure by the Employee to substantially perform his duties with the Company, provided no act, or failure to act, on the Executive's part shall be considered "willful" or "intentional" unless done, or omitted to be done, by the Executive in bad faith and without reasonable belief that his action or omission to act was in the best interest of the Company (hereinafter "Termination for Willful and Intentional Failure"), or (iii) the commitment by the Executive of an act or acts of dishonesty resulting or intended to result, directly or indirectly, in personal gain or personal enrichment at the expense of the Company, its affiliates, or its stockholders (hereinafter "Termination for Dishonesty").

                  (iii) If the Executive's employment by the Company is so terminated by the Company for Good Cause or is terminated by the Executive, the Executive shall not be entitled to receive any compensation or benefits under this Agreement, accruing after the date of such termination, except as otherwise provided herein, although the Executive shall continue to be bound by Sections 7 and 8 hereto. Notwithstanding anything contained herein to the contrary, prior to the termination of the Executive's employment hereunder for substandard performance, the Company must give the Executive at least one hundred twenty (120) days' notice in writing in order to permit the Executive to correct and cure any such substandard performance. Such notice must specify the time period, subject to a minimum of one hundred twenty
         (120) days during which the Executive must cure such performance, and must specify the nature of such substandard performance. In addition, such notice must also specify the minimum performance criteria with respect to the Executive that the Company views as acceptable. In the event the Executive does not so cure such substandard performance during the aforesaid cure period, the Company may terminate the Executive upon the expiration of such cure period. Notwithstanding anything contained herein to the contrary, in the event of Termination for Substandard Performance, the Company shall pay the Executive a severance payment equal to the compensation, including bonuses pro-rated for the periods so employed, that would have been payable to the Executive under this Agreement during the next succeeding three (3) months subsequent to the effective date of any such termination, as if such termination had not occurred. Such severance compensation shall be paid in such installments as Executive was paid by Company immediately prior to such termination.

         (b)      Termination due to a Change in Control/Constructive
                  ----------------------------------------------------
                  Termination.
                  ------------
                  (i) If during the Term hereof, there is a Change in Control of the Company, as defined below, and the Executive's employment with the Company is so terminated following such Change in Control, or the Executive's employment with the Company is terminated by Executive due to a Constructive Termination, as defined below, the Company shall pay the Executive, as a severance payment, for the next succeeding twelve
         (12) month period the compensation and benefits, including bonuses, that would have been payable to the Executive under this Agreement for such twelve (12) month period if such termination of employment had not occurred.

                  (ii) For purposes of this Agreement, "Constructive Termination" shall mean a termination of this Agreement by the Executive under any of the following circumstances:

                       (1)The Company is in material breach of any of its
                  obligations under this Agreement, and the situation is not remedied within thirty (30)
         days after the Company receives written notice from the Executive of the situation; or

                  (2) During the three (3) year period commencing after a Change in Control of the Company (as defined below), the Executive determines in good faith that as a result of such Change in Control, there is a substantial adverse alteration in the nature or status of the Executive's duties or responsibilities from those in effect immediately prior to the Change in Control of the Company, including, but not limited to, any change in location at which the Executive is required to devote substantially all of his time in the performance of his duties hereunder, and provided that such change in location is in excess of fifty (50) miles from where the Executive performed substantially all of his duties immediately prior to such Change in Control, and the situation is not remedied within thirty (30) days after the Company receives written notice from the Executive of such determination; or

                  (3) During the three (3) year period commencing after a Change in Control of the Company, the Company so notifies the Executive of the Company's intention not to renew this Agreement, as provided for in Section 2 hereto.


         (iii) For purposes of this Agreement, "Change in Control" of the Company shall mean an event which shall be deemed to have occurred if:

                  (1) any "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than Paul S. Bush, the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                   (2) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this Sub-Section
                   (iii)), whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                   (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

                  (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         (c)      Disability of Executive. In the event of the Executive's
                  -----------------------
     disability (as hereinafter defined), during his employment under this Agreement, the employment of the Executive and this Agreement may be terminated by the Company nine (9) months after the commencement of such disability; provided, however, that upon any such termination, the Executive shall be entitled to payment of severance for a twelve (12) month period of time, which such severance payments shall be calculated in accordance with Section 5(b)(i) above, reduced by any benefits he may receive under any short term disability and long term disability plans sponsored by the Company covering its executives at the time that the Executive's disability commences. During the period of the Executive's disability (prior to termination of employment), the Executive shall continue to receive the compensation provided for in this Agreement, reduced by any benefits he may receive under any short term disability and long term disability plans sponsored by the Company covering its executives at the time that the Executive's disability commences. If before the end of nine
     (9) months from the first day of disability, the Executive's disability shall have ceased, and he shall have resumed the full-time performance of his duties under this Agreement, the Executive shall continue to receive the compensation provided for in this Agreement. Provided, however, that unless the Executive shall satisfactorily perform his duties on a full-time basis under this Agreement for a continuous period of at least sixty (60) calendar days following a period of disability before the Executive again becomes disabled, he shall not be entitled to begin a new nine (9) month period for such subsequent disability, and the subsequent period of disability shall be added to the first in determining whether the Executive has been disabled for nine months in connection with this Section. During the period of his disability, the Executive shall be entitled to benefits in accordance with and subject to the terms and provisions of the Company's short-term disability income plan and its long-term disability plan for its executives, if any, as in effect at the time of the commencement of disability. For purposes of this Agreement, "disability" shall have the same meaning as given that term under the Company's long term disability plan for its executives, as in effect from time to time.

         (d)      Continuation of Insurance Upon Termination.
                  ------------------------------------------

                  (i) In the event that the employment of the Executive hereunder is terminated and provided further that in such an event, the Executive is entitled to severance payments hereunder, then in such an event, the Executive shall be entitled to continuation of coverage under the benefit plans outlined in Exhibit B, or such similar plans as the Company may provide for its executives from time to time thereafter, but in no event shall such coverages be less favorable than outlined in Exhibit B. Such continuation of coverage shall continue for the duration of such severance payments, and in the case of termination due to a Change in Control or Constructive Termination shall continue for a period of twenty-four
          (24) months from the date of termination. The Company shall be responsible for paying all of the costs of such coverages that it would have paid if the Executive was still in the employ of the Company. The group health coverage shall cover the Executive and his spouse and dependents. The life insurance policy covering the life of the Executive shall name as beneficiary the person or persons designated from time to time by the Executive.

                  (ii) Upon the termination of the employment of the Executive pursuant to which the Executive is not entitled to any severance payments, and upon termination of any coverages set forth in Subsection (i) above, the Executive shall be entitled only to continuation of coverage under the group health plans then in effect covering the Executive and only to the extent required by the provisions of applicable law and regulation. As permitted under applicable law and regulation, the Executive shall be responsible for paying the full cost of such continuation in coverage.

     (6)  Confidential Information.  Except as reasonably required in the course
          ------------------------
of his employment, the Executive agrees not to disclose to others or permit such disclosure, or make use of or permit the use of for his own benefit or the benefit of others, any confidential information, without the prior written consent of the company. Confidential information as used in this Agreement includes any information, whether of a financial, technical or marketing nature, that pertains to the present or prospective business of the Company or any affiliate of the Company, or of any present or prospective customer, consultant or supplier of the Company or of any other party with which the Company does business and may be contractually or otherwise obligated to maintain such information secret, and becomes known to Executive or is generated by the Executive in the course of his employment with the Company, including, but not limited to, any information relating to manufacturing equipment, formulae, formulations, processes, plans, inventions, market information, designs, materials, data, product information, know-how, licensees, sublicensees, experience, names, buying habits, or practices of any customers, marketing methods and related data, the names of any vendors or suppliers, costs of materials, prices, manufacturing and sales costs or lists or other written records, intended trade names, trade secrets, intended trademarks, methods of operation, sales statistics and other information pertaining to the Company, its technology or its customers, and which is confidential and in the nature of trade secrets. Confidential information, however, shall not include information that is, or through no fault of the Executive becomes, generally and overtly known in the industry in which the Company competes. The Executive also agrees that upon leaving the Company's employ he will not take with him, without the prior written consent of the Company, and he will surrender to the Company upon leaving the Company's employ or at such sooner date, if requested by the Company, any records, lists, drawings, blueprints, specifications or other documents or property of the Company or any affiliate thereof, together with any copy or reproduction thereof, mechanical or otherwise, which is of a confidential nature relating to the Company or any affiliate of the Company, or, without limitation, relating to its or their methods of production, technology, licensing, distribution, suppliers, customers, client relationships, marketing strategies or any description of any formulae or secret processes, or which was obtained by him or entrusted to him during the course of his employment with the Company or which otherwise contains confidential information.

         7.       Competition, Detrimental Conduct.
                  --------------------------------

                  (a) The Executive covenants and agrees that during the six (6) months following the termination of his employment with the Company for Good Cause, he will not engage in "Competition" with the Company. For purposes of this Section 7, "Competition" shall mean:

                           (i) the Executive either as a principal, agent, employer, partner, director, stockholder or otherwise, engaging in any business in direct competition with the principal business of the Company or any affiliate of the Company; provided, however, that in no event shall ownership of less than 5% of the outstanding capital stock entitled to vote for the election of directors of a corporation with a class of equity securities held of record by more than 500 persons, standing alone, be deemed Competition with the Company within the meaning of this Section 7(a).

                           (ii) soliciting any person who is a supplier or customer of the businesses conducted by the Company, or any business in which the Executive has been engaged on behalf of the Company, or any affiliate of the Company, at any time during the period of employment on behalf of a business described in clause (i) of this Section 7(a), or

                  (iii) inducing or attempting to persuade any Executive of the Company or any of its affiliates to terminate his employment in order to enter into employment with a business described in clause (i) of this Section 7(a).

         (b) The Executive recognizes and agrees that the restrictions on his activities contained in this Section 7 are required for the reasonable protection of the Company and its investments.

     8.  Injunctive Relief. The Executive recognizes and agrees that, by reason
         -----------------
of his knowledge, experience, skill and ability, his services are extraordinary and unique, that the breach or attempted breach of the restrictive covenants set forth in Section 6 or Section 7 above will result in immediate and irreparable injury to the Company for which the Company will not have an adequate remedy at law, and that the Company shall be entitled to a decree of specific performance of those covenants and to a temporary and permanent injunction enjoining the breach thereof. Such decree or order, to the extent appropriate, shall specifically enforce the full performance of any such covenant by the Executive, and the Executive hereby consents to the jurisdiction of any such court of competent jurisdiction in the State of New York or any State of Executive's residence, and authorizes the entry on such Executive's behalf of any required appearance for such purpose. Enforcement of any remedy under this Section shall not reduce or adversely affect any other remedy which may be available to the Company in law or in equity, and nothing herein shall prevent the Company from seeking injunctive or other relief hereunder. The Company may seek any and all other remedies to which the Company may be entitled, including, without limitation, monetary damages, without posting bond or furnishing security of any kind.

     9.  Continued Payments. The Executive agrees that the Company shall not be
         ------------------
obligated to make any further payments (including any severance payments) or provide any benefits provided for herein, if the Executive shall, during the period in which such payments are being made, engage in Competition with the Company as defined in Section 7(a) above, or breach his obligations under
Section 6. The provisions of Section 8 and 9 are in addition to and not by way of limitation of any other rights or remedies available to the Company.

     10. Severability.
         ------------

         (a) In the event that any provision of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement not so invalid or unenforceable shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

         (b) Any provision of this Agreement which may be invalid or unenforceable in any jurisdiction shall be limited by construction thereof, to the end that such provision shall be valid and enforceable in such jurisdiction; and

         (c) Any provision of this Agreement which may for any reason be invalid or unenforceable in any jurisdiction shall remain in effect and be enforceable in any jurisdiction in which such provision shall be valid and enforceable.

     11. Miscellaneous.
         -------------
         (a)      Indulgences, Etc. Neither the failure nor any delay on the
                  ----------------
part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         (b)      Controlling Law. This Agreement and all questions relating to
                  ---------------
     its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of New York, without application to the principles of conflict of laws.

         (c)      Notices. All notices, requests, demands and other
                  -------
     communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when personally delivered, one day following the day when deposited with an overnight courier service, priority overnight service such as Federal Express, for delivery to the intended addressee or three days following the day when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

                  If to the Company:
                  Bush Industries, Inc.
                  One Mason Drive
                  Jamestown, New York  14702
                  Attn:  Executive Vice President
                  If to Executive:
                  To the address first set forth above.

         Any person may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

         (d)      Binding Nature of Agreement; No Assignment. This Agreement
                  ------------------------------------------
     shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that no party may assign or transfer its rights under this Agreement without the prior written consent of the other parties hereto. No right of the Executive to any payments under this Agreement shall be subject to anticipation, alienation, sale, assignment, encumbrance, pledge, charge or hypothecation or to execution, attachment, levy or similar process, or assignment by operation of law.

         (e)      Section Headings.  The Section headings in this Agreement are
                  ----------------
     for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         (f)      Gender, Etc. Words used herein, regardless of the number and
                  -----------
     gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

         (g)      Number of Days. In computing the number of days for purposes
                  --------------
     of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period
                   --------  -------
     falls on a Saturday, Sunday or holiday on which federal banks are or may elect to be closed, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or such holiday.

         (h)      No Third-Party Beneficiaries. This Agreement shall not confer
                  ----------------------------
     any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

         (i)      Entire Agreement; Amendments. This Agreement (including the
                  ----------------------------
     Exhibits referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

         (j)      Construction.  The language used in this Agreement will be
                  ------------
     deemed to be the language chosen by the parties to express their mutual intent, and thereof strict construction shall be applied against any party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to the rules and regulations promulgated thereunder, unless the context requires otherwise. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant. This Agreement shall be neither construed against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning of its content.

         (k)      Arbitration.  Notwithstanding anything to the contrary in this
                  -----------
     Agreement, any controversies or claims arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in Jamestown, New York, in accordance with the rules and procedures of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The award rendered by the arbitrator shall be final and binding upon the parties, not subject to appeal. The prevailing party shall be entitled to recover as part of the award all reasonable attorneys' fees and related costs, including all fees and expenses of the arbitration. The parties hereto further agree to use their good faith and best efforts to commence arbitration within thirty (30) days after the claim, dispute or other matters in question have arisen. Notwithstanding anything contained herein to the contrary, notice of non-renewal of the then current term in accordance with Section 2 hereto is non-arbitrable. In the event arbitration is initiated hereunder with respect to termination for Good Cause, the parties hereto agree that Executive shall not be entitled to reinstatement and that the maximum award that can be awarded Executive hereunder, based upon a determination by the arbitrator that the Executive was not terminated for Good Cause shall be severance compensation equal to twelve (12) months. Such severance compensation shall be based on the monthly portion of the Executive's annual base salary as of the date of termination, including bonuses.


         (l)      Counterparts.  This Agreement may be executed in one or more
                  ------------
     counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.


         (m)      Duty to Mitigate.  In the event the Executive is entitled to
                  ----------------
     any severance payments hereunder, the Executive shall not have a duty to mitigate the Corporation's obligation to pay the same hereunder. The Executive shall not be required to mitigate the amount of any payments provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payments hereunder be reduced by any compensation earned by the Executive as the result of employment by another employer after termination of the Executive.

         (n)      Survival. All covenants, agreements, representations and
                  --------
     warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         THE COMPANY:

                                         Bush Industries, Inc.

                                         By:   /s/
                                            ---------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
                                               ------------------------------


                                         The Executive:

                                            /s/
                                         ------------------------------------